SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

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|X|	Preliminary Proxy Statement

|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|	Definitive Proxy Statement

|_|	Definitive Additional Materials

|_|	Soliciting Material Pursuant to §240.14a-12

BlackRock Funds II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:

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October [   ], 2010

Dear Shareholder:

A special meeting of the shareholders of the BlackRock Strategic Income Opportunities Portfolio (the “Fund”), a series of BlackRock Funds II (the “Trust”), will be held at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Friday, November 19, 2010 at 9:00 a.m. (Eastern time) (the “Meeting”).

BlackRock Advisors, LLC (“BlackRock”), the Fund’s manager, and the Board of Trustees (the “Board”) of the Trust are seeking shareholder approval to eliminate one of the Fund’s current fundamental investment policies. In order to change or eliminate investment policies that are “fundamental,” the Investment Company Act of 1940, as amended (the “1940 Act”), requires shareholder approval. BlackRock, together with the Board, has reviewed the Fund’s investment objective, investment strategies and fundamental investment policies. Currently, the Fund has a fundamental investment policy that limits the Fund’s ability to purchase securities on margin and to engage in short sales. Pursuant to its existing principal investment strategies and fundamental and non-fundamental investment policies, the Fund may engage in short sales for hedging purposes or to enhance total return only when it already owns or has a right to receive the security it plans to short (i.e., shorting-against-the-box).

BlackRock and the Board believe that this fundamental investment policy is unduly restrictive. In order to better achieve the Fund’s investment objective and pursue its investment strategies, BlackRock and the Board believe that the Fund should have the added flexibility to purchase securities on margin and to engage in short sales on securities that the Fund does not own outright or have the right to receive. If the fundamental investment policy is eliminated, the Fund will be able to engage in short sales subject to the Fund’s other investment policies and applicable law. The Board also approved a change to the Fund’s principal investment strategies to permit the Fund to short up to 15% of the market value of the Fund’s total assets. If shareholders approve the elimination of the fundamental investment policy, the Fund will not be permitted to borrow money to purchase securities on margin pursuant to the Fund’s other fundamental investment policies; however, the Fund will continue to be permitted to obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of BlackRock Funds II.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services, at [                       ].

Sincerely,

John Perlowski
President and Chief Executive Officer

BLACKROCK STRATEGIC INCOME
OPPORTUNITIES PORTFOLIO,
a series of BLACKROCK FUNDS II
P.O. Box 9011 Princeton, New Jersey 08543-9011

IMPORTANT NEWS
FOR FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement for the BlackRock Strategic Income Opportunities Portfolio (the “Fund”), a series of BlackRock Funds II (the “Trust”), for your convenience, we have provided a brief overview of the proposal to be voted on.

Questions and Answers

Q.	Why am I receiving this proxy statement?

A.

BlackRock Advisors, LLC (“BlackRock”), the Fund’s manager, and the Board of Trustees (the “Board”) of the Trust are seeking shareholder approval to eliminate one of the Fund’s current fundamental investment policies. In order to change or eliminate investment policies that are “fundamental,” the Investment Company Act of 1940, as amended (the “1940 Act”), requires shareholder approval. The Fund, like all mutual funds, is required to have policies governing certain of their investment practices that may only be changed with shareholder approval. These policies are referred to as “fundamental.” Mutual funds, however, are not required to have a fundamental or non-fundamental investment policy about purchasing securities on margin or engaging in short sales.

Q.	What is the fundamental investment policy that the Board is recommending that shareholders vote to eliminate?

A.

Currently, pursuant to the Fund’s fundamental investment policies, the Fund may not purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options or the Fund’s sale of securities short-against-the-box (shorting when the Fund already owns or has a right to receive the security it plans to short), and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In a short sale against-the-box, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical securities at no additional cost other than the cost of the security. Pursuant to its other fundamental investment policies, the Fund is not otherwise permitted to borrow money to purchase securities on margin.

Q.	Why is the Board recommending the elimination of the Fund’s fundamental investment policy regarding purchasing securities on margin and short-selling?

A.

BlackRock, together with the Board, has reviewed the Fund’s investment objective, investment strategies and fundamental and non-fundamental investment policies. BlackRock and the Board believe that the fundamental investment policy discussed above is unduly restrictive. In order to better achieve the Fund’s investment objective and pursue its investment strategies, BlackRock and the Board believe that the fundamental investment policy should be eliminated, thereby providing the Fund the added flexibility to purchase securities on margin and to engage in short sales of securities that the Fund does not own outright or have an immediate or unconditional right to acquire. If this fundamental investment policy is eliminated, the Fund will be able to purchase securities on margin and to engage in short sales, subject to the Fund’s other investment policies and applicable law. In addition, as discussed more fully below, the Board also approved a change to the Fund’s principal investment strategies permitting the Fund to short up to 15% of the market value of the Fund’s total assets. If shareholders approve the elimination of the fundamental investment policy limiting the Fund’s ability to purchase securities on margin and engage in short sales, the Fund generally will not be permitted to borrow money to purchase securities on margin pursuant to the Fund’s other fundamental investment policies; however, the Fund may continue to obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Q.	What does it mean to purchase securities on margin? What are short sales?

A.

Purchasing securities on margin means to purchase securities with money borrowed from a broker-dealer, using other securities as collateral. Purchasing securities on margin would provide the Fund with leverage by allowing it to purchase additional securities using its existing assets as collateral for the loan. If the value of the securities posted as collateral decrease in value beyond certain levels, the Fund would be required to post additional collateral or repay some or all of the loan. Purchasing securities on margin could therefore cause the Fund to liquidate portfolio holdings when it may not be advantageous to do so to satisfy its margin obligations. Increases and decreases in the value of the Fund’s portfolio would be magnified if the Fund purchases securities on margin. As discussed above, the Fund will not be permitted to borrow money to purchase securities on margin pursuant to the Fund’s other fundamental investment policies; however, the Fund may continue to obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Short sales are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs.

Q.	Did the Board approve any other changes for the Fund?

A.

In addition to approving the elimination of the fundamental investment policy regarding purchasing securities on margin and short-selling and changing the Fund’s investment objective, the Board approved a change to the Fund’s principal investment strategies to permit the Fund to short up to 15% of the market value of the Fund’s total assets. In addition, the Fund may continue to make short sales against-the-box.

The Board also approved a change of the Fund’s investment objective. On or about November 15, 2010, the Fund will change its investment objective from seeking high current income, with a secondary objective of capital growth to seeking total return as is consistent with preservation of capital. Shareholders have been provided prior written notice of the change to the Fund’s investment objective. The Fund will continue to be managed in accordance with the investment strategies described in its prospectus and statement of additional information and in accordance with applicable law.

Q.	What effect would the elimination of the Fund’s fundamental investment policy regarding purchasing securities on margin and short-selling have on the Fund?

A.

As a result of these changes, the Fund would be subject to enhanced leverage risk. Purchasing securities on margin and selling securities short give rise to a form of leverage. These transactions may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. If shareholders approve the elimination of the fundamental investment policy, the Fund generally will not be permitted to borrow money to purchase securities on margin pursuant to the Fund’s other fundamental investment policies; however, the Fund may continue to obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

As a result of these changes, the Fund would also be subject to short sales risk generally. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and other fees in connection with short sales. Other than permitting the Fund to engage in short sales on securities that the Fund does not own outright or have an immediate or unconditional right to acquire, BlackRock does not expect that the elimination of this fundamental investment policy will change the manner in which the Fund is managed.

Under the 1940 Act, a fund is restricted from making short sales unless the sale is “against-the-box” and the securities sold are segregated, or the fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made against-the-box if a fund sells a security it does not own in anticipation of a decline in market price. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to “cover” its exposure under any short position.

Q.	How does the Board suggest I vote in connection with the proposal?

A.

After careful consideration, the Board of Trustees of BlackRock Funds II unanimously recommends that you vote “FOR” approval to eliminate the fundamental investment policy regarding purchasing securities on margin and short-selling.

Q.	What will happen if shareholders do not approve the proposal?

A.

If the proposal is not approved by shareholders of the Fund, the Fund will continue to operate pursuant to its current fundamental investment policies. The Fund will still be permitted to engage in short sales against-the-box for hedging purposes or to enhance total return; however, the Fund will not be permitted to engage in short sales on securities that the Fund does not own outright or have the immediate and unconditional right to acquire the identical securities at no additional cost other than the cost of the security. In addition, the Fund will not be permitted to purchase securities on margin. The Fund will continue to be permitted to obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Q.	I only have a few shares. Will my vote make a difference?

A.

Yes. Each vote makes a difference. Your vote is needed to help ensure that the proposal can be acted upon. Voting promptly is also important. If we do not receive enough votes, we will have to re-solicit shareholders, which can be time consuming and may delay the Meeting. We encourage all shareholders to participate in the governance of the Fund and to avoid unnecessary communications with you as a shareholder.

Q.	Is the Fund paying for preparation, printing and mailing of this proxy?

A.	No, these costs will be borne by BlackRock or its affiliates, whether or not the proposal is successful.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services at [ ].

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

  By Mail: You may vote by completing the enclosed proxy card by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals described above.

  By Telephone: You may vote by telephone by calling the number on your proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card.

  Via the Internet: You may vote via the Internet by accessing the website address printed on the enclosed proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card.

  In Person: Attend the Meeting and vote as described in the proxy statement.

Q.	Will anyone contact me?

A.	You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

It is important that you vote promptly.

BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO
BLACKROCK FUNDS II
100 Bellevue Parkway
Wilmington, DE 19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 19, 2010

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of BlackRock Strategic Income Opportunities Portfolio (the “Fund”), a series of BlackRock Funds II (the “Trust”), will be held at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey, 08536, on Friday, November 19, 2010 at 9:00 a.m. (Eastern time) (the “Meeting”), for the following purpose:

PROPOSAL 1. To approve the elimination of the Fund’s fundamental investment policy regarding purchasing securities on margin and short-selling.

     The Board of Trustees of the Trust has fixed the close of business on September 24, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the Fund’s Meeting or any adjournment or postponement thereof.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for this purpose. You also have the opportunity to provide voting instructions via telephone or the Internet. The Fund encourages shareholders to take advantage of these voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services at [                          ].

     Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 19, 2010: This Notice of Special Meeting of Shareholders, the Proxy Statement and the proxy cards are available on the Internet at [                     ]. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Trustees,

Howard B. Surloff
Secretary of BlackRock Funds II

- i -

BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO
BLACKROCK FUNDS II
100 Bellevue Parkway
Wilmington, DE 19809

SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 19, 2010

PROXY STATEMENT

     This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of BlackRock Funds II (the “Trust”), a Massachusetts business trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), of which the BlackRock Strategic Income Opportunities Portfolio (the “Fund”) is a series, to be voted at a special meeting of shareholders of the Fund (the “Meeting”). The Meeting is scheduled to be held at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 on Friday, November 19, 2010, at 9:00 a.m. (Eastern time) to vote on the proposal described in this Proxy Statement. The approximate mailing date of this Proxy Statement is October [  ], 2010.

     The Board has fixed the close of business on September 24, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share of each class held. As of the Record Date, the Fund had [            ] outstanding shares and net assets of $[           ]. Persons who, to the knowledge of the Fund, beneficially own more than five percent of the Fund’s outstanding shares as of September 24, 2010 are listed in Appendix A under “5% Share Ownership.”

     Even if you plan to attend the Meeting, please sign, date and return the proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal. If you authorize your proxy by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

     All properly executed proxies received prior to the Meeting will be voted at that Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted FOR the approval of the elimination of the Fund’s fundamental investment policy regarding purchasing securities on margin and short-selling. Shareholders who execute a proxy may revoke that proxy at any time before the proxy is voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. If your shares are held by your broker or dealer, you must provide voting instructions to such broker or dealer in order to vote your shares.

     Photographic identification and proof of ownership of Fund shares will be required for admission to the Meeting.

     The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at P.O. Box 9011, Princeton, New Jersey 08543-9011 or by calling toll-free 1-800-441-7762.

     Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

     Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

     To avoid the time consuming process and potential delays of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted in accordance with the recommendations of the Board. If your shares are held in the name of your broker or dealer (i.e., in “street name”), you must provide voting instructions to your broker or dealer about how to vote your shares in order for your broker or dealer to vote your shares on the proposal.

PROPOSAL 1—APPROVAL OF THE ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT
POLICY REGARDING PURCHASING SECURITIES ON MARGIN AND ENGAGING IN SHORT-SELLING

     BlackRock Advisors, LLC (“BlackRock”), the Fund’s manager, and the Board of Trustees (the “Board”) of the Trust are seeking to eliminate one of the Fund’s current fundamental investment policies. In order to change or eliminate investment policies that are “fundamental,” the Investment Company Act of 1940, as amended (the “1940 Act”) requires shareholder approval. The Fund, like all mutual funds, is required to have policies governing certain of their investment practices that may only be changed with shareholder approval. These policies are referred to as “fundamental.” Mutual funds, however, are not required to have a fundamental or non-fundamental investment policy about purchasing securities on margin or engaging in short sales.

     BlackRock, together with the Board, has reviewed the Fund’s investment objective, investment strategies and fundamental and non-fundamental investment policies. Currently, pursuant to the Fund’s fundamental investment policies, the Fund may not purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options or the Fund’s sale of securities short-against-the-box (shorting when the Fund already owns or has a right to receive the security it plans to short), and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Pursuant to its other fundamental investment policies, the Fund is not otherwise permitted to borrow money to purchase securities on margin; however, the Fund may continue to obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     BlackRock and the Board believe that the fundamental investment policy discussed above is unduly restrictive. In order to better achieve the Fund’s revised investment objective and pursue its investment strategies, BlackRock and the Board believe that the fundamental investment policy should be eliminated, thereby providing the Fund the added flexibility to purchase securities on margin and to engage in short sales on securities that the Fund does not own outright or have an immediate or unconditional right to acquire. If the fundamental investment policy is eliminated, the Fund will be able to purchase securities on margin and to engage in short sales, subject to the Fund’s other investment policies and applicable law. In addition, as discussed more fully below, the Board also approved a change to the Fund’s principal investment strategies permitting the Fund to short up to 15% of the market value of the Fund’s total assets. If shareholders approve the elimination of the fundamental investment policy limiting the Fund’s ability to purchase securities on margin and to engage in short sales, the Fund will not be permitted to borrow money to purchase securities on margin pursuant to the Fund’s other fundamental investment policies; however, the Fund may continue to obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     Purchasing securities on margin means to purchase securities with money borrowed from a broker-dealer, using other securities as collateral. Purchasing securities on margin would provide the Fund with leverage by allowing it to purchase additional securities using its existing assets as collateral for the loan. If the value of the securities posted as collateral decrease in value beyond certain levels, the Fund would be required to post additional collateral or repay some or all of the loan. Purchasing securities on margin could therefore cause the Fund to liquidate portfolio holdings when it may not be advantageous to do so to satisfy its margin obligations. Increases and decreases in the value of the Fund’s portfolio would be magnified if the Fund purchases securities on margin. As discussed above, the Fund will not be permitted to borrow money to purchase securities on margin pursuant to the Fund’s other fundamental investment policies; however, the Fund may continue to obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     Short sales are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs.

     In addition to approving the elimination of the fundamental investment policy regarding purchasing securities on margin and short-selling and changing the Fund’s investment objective, the Board approved a change to the Fund’s principal investment strategies to permit the Fund to short up to 15% of the market value of the Fund’s total assets. In addition, the Fund may continue to make short sales against-the-box. The Board also approved a change of the Fund’s investment objective. On or about November 15, 2010, the Fund will change its investment objective from seeking high current income, with a secondary objective of capital growth to seeking total return as is consistent with preservation of capital. Shareholders have been provided prior written notice of the change to the Fund’s investment objective. The Fund will continue to be managed in accordance with the investment strategies described in its prospectus and statement of additional information and in accordance with applicable law.

     As a result of these changes, the Fund would be subject to enhanced leverage risk. Purchasing securities on margin and selling securities short give rise to a form of leverage. These transactions may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. If shareholders approve the elimination of the fundamental investment policy, the Fund generally will not be permitted to borrow money to purchase securities on margin pursuant to the Fund’s other fundamental investment policies; however, the Fund may continue to obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     As a result of these changes, the Fund would also be subject to short sales risk generally. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and other fees in connection with short sales. Other than permitting the Fund to engage in short sales on securities that the Fund does not own outright or have an immediate or unconditional right to acquire, BlackRock does not expect that the elimination of this fundamental investment policy will change the manner in which the Fund is managed.

     Under the 1940 Act, a fund is restricted from making short sales unless the sale is “against the box” and the securities sold are segregated, or the fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made against-the-box if a fund sells a security it does not own in anticipation of a decline in market price. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to “cover” its exposure under any short position.

     If the proposal is not approved by shareholders of the Fund, the Fund will continue to operate pursuant to its current fundamental investment policies. The Fund will still be permitted to engage in short sales against-the-box for hedging purposes or to enhance total return; however, the Fund will not be permitted to engage in short sales on securities that the Fund does not own outright or have the immediate and unconditional right to acquire the identical securities at no additional cost other than the cost of the security. In addition, the Fund will not be permitted to purchase securities on margin. The Fund will continue to be permitted to obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Shareholder Approval

     Approval of elimination of the fundamental investment policy requires a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund. (a “1940 Act Majority”).

     The Board recommends that shareholders of the Fund vote “FOR” the approval of the elimination of the Fund’s fundamental investment policy regarding purchasing securities on margin and engaging in short-selling.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

     The expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying Proxy Statement and Notice of Special Meeting of Shareholders will be borne by BlackRock or one of its affiliates. BlackRock or one of its affiliates will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

     Solicitations of proxies are being made on behalf of the Fund and the Board of Trustees primarily by the mailing of the Notice of Special Meeting of Shareholders and this Proxy Statement on or about October [  ], 2010. The Fund’s shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the shareholders, the chairman of the Meeting or, if a shareholder vote is called, the shareholders who are present at the meetings, may adjourn the Meeting to permit further solicitation of proxies from shareholders. Any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Meeting for up to 120 days after the Record Date.

     The Fund has retained Computershare Fund Services (“Computershare”), located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the solicitation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), located at 51 Mercedes Way, Edgewood, New York 11717, will assist the Fund in the distribution of proxy materials and the tabulation of proxies. The Fund’s shareholders may receive a telephone call from Computershare asking them to vote. The proxy mailing, tabulation and solicitation expenses in connection with proxy are estimated to be approximately $[_____], which expenses shall be borne by BlackRock Advisors or its affiliates.

     Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of Shares of the Fund. Representatives of BlackRock and its affiliates and other representatives of the Fund may also solicit proxies. Questions about the proposal should be directed to Computershare at [                ].

     Computershare and/or Broadridge will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone.

Quorum and Vote Required

     A quorum of shareholders is required to take action at the Meeting. For the Fund, a quorum consists of holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy. Approval of Proposal 1 requires the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Fund.

     If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on Proposal 1 are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders.

     Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted in accordance with the recommendation of the Board “FOR” approval of Proposal 1.

Broker Non-Votes and Abstentions

     Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange (“NYSE”), in certain, non-routine matters, such as the approval of the elimination of the Fund’s fundamental investment policy (Proposal 1), a broker member may not vote your shares without receiving voting instructions from the customer. If you submit a validly executed proxy to a broker-dealer firm holding your shares in street name, but do not indicate voting instructions, the broker-dealer firm will similarly submit a validly executed proxy with no voting instructions and your shares will be voted in favor of Proposal 1 by the named proxies. Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on non-routine matters because the broker-dealer firm did not receive validly executed proxies are called “broker non-votes.” With respect to the proposal to approve Proposal 1, broker non-votes and abstentions will have the same effect as a vote against the proposal, although they will be considered present for purposes of determining the presence of a quorum at the Meeting.

     If, at the Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions are given, the shareholders represented by the proxy will be present for purposes of obtaining a quorum at the Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy “FOR” Proposal 1.

Annual Report Delivery

     The Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year and any subsequent Semi-Annual Report to any shareholder upon request. Such requests should be directed to the Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-441-7762.

Delivery of Proxy Materials

     A single Proxy Statement and Notice of Special Meeting of Shareholders will be delivered to two or more shareholders who share an address, unless the Fund has received contrary instructions from one or more shareholders. The Fund will furnish, without charge, upon request, a separate copy of the Proxy Statement and

Notice of Special Meeting of Shareholders to any shareholder at a shared address to which a single copy was delivered. Further, shareholders who share an address and are receiving multiple copies of the Proxy Statement and Notice of Special Meeting of Shareholders may contact their financial advisor if their shares are held through an investment advisor, bank or brokerage firm in order to receive a single copy of any future proxy statement or notice. Shareholders holding shares directly with BlackRock may contact the Fund at 1-800-441-7762 in order to make this request.

Shareholder Meetings

     Neither the Trust nor the Fund is required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2010. The Board will call a special meeting of shareholders of the Trust or Fund only if required under the 1940 Act or in their discretion or upon the written request of shareholders holding at least ten percent (10%) of the outstanding shares of the Fund having voting rights on the matter.

Shareholder Proposals

     Shareholders of the Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Fund within a reasonable time before the Board’s solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund a reasonable period of time before the Board’s solicitation relating to such meeting is made. Written proposals with regard to the Fund should be sent to the Secretary of the Fund, 100 Bellevue Parkway, Wilmington, DE 19809.

Communications with the Board

     Shareholders of the Fund who wish to send communications to the Board or a specified Trustee should submit the communication in writing to the attention of the Trust Secretary at: 100 Bellevue Parkway, Wilmington, DE 19809, Attention: Trust Secretary, identifying the correspondence as intended for the Board or a specified Trustee.

     Please vote promptly by signing and dating the enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Board of Trustees

Howard B. Surloff
Secretary of BlackRock Funds II

Dated: October [  ], 2010

Appendix A

5% Shareholders
As of September 24, 2010

Name	Address	Percentage and Class

BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO
BLACKROCK FUNDS II
100 Bellevue Parkway
Wilmington, DE 19809

P R O X Y

This proxy is solicited on behalf of the Board of Trustees.

     The undersigned shareholder of the BlackRock Strategic Income Opportunities Portfolio (the “Fund”), a series of the BlackRock Funds II (the “Trust”), a Massachusetts business trust, hereby appoints Howard Surloff, Ben Archibald and Jay Fife, or each of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of the shareholders of the Fund to be held at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Friday, November 19, 2010 at 9:00 a.m. (Eastern time) (the “Meeting”), and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

     The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1.

     By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Meeting as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any procedural matter relating to the proposals as may properly come before the Meeting or any adjournment or postponement thereof. If you do not intend to personally attend the Meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	TO APPROVE THE ELIMINATION OF THE FUND’S	FOR	AGAINST	ABSTAIN
FUNDAMENTAL INVESTMENT POLICY REGARDING
	PURCHASING SECURITIES ON MARGIN AND SHORT-	|_|	|_|	|_|
SELLING.

Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________, 20___

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope